                                 SECOND amendment to certain operative agreements

         SECOND amendment to certain operative agreements dated as of September 14, 2001 (this "Agreement") is by and among ACXIOM CORPORATION, a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties hereto from time to time as guarantors (subject to the definition of Guarantors in Appendix A to the
Participation Agreement, individually, a "Guarantor" and collectively, the "Guarantors"); WELLS FARGO BANK
NORTHWEST, NATIONAL ASSOCIATION (formerly First Security Bank, National Association), a national banking association, not individually, but solely as the Owner Trustee under the AC Trust 2000-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); WELLS FARGO BANK NEVADA, NATIONAL ASSOCIATION (formerly First Security Trust
Company of Nevada), not individually, but solely as Trustee under AC Trust 2000-2 (the "Trustee" or the "Series
2000-B Bond Purchaser"); the various banks and other lending institutions which are parties to the Participation
Agreement from time to time as holders of certificates issued with respect to the AC Trust 2000-1 (subject to the definition of Holders in Appendix A to the Participation Agreement, individually, a "Holder" and collectively, the "Holders"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement,
individually, a "Lender" and collectively, the "Lenders"); and BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent").

                                                    WITNESSETH:

         WHEREAS, the parties hereto, are parties to that certain Participation Agreement dated as of October 24,
2000, (as amended by that certain Waiver and First Amendment to Certain Operative Agreements dated as of
August 14, 2001 by and among certain of the parties hereto and as such may be further amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Participation Agreement") and the Waiver to
Certain Operative Agreements dated as of July 20, 2001 by and among the parties hereto;

         WHEREAS,  due to circumstances  beyond the control of the parties hereto,  certain  requirements set forth in the First  Amendment  cannot be  completed  by the time  periods  set forth  therein.  Consequently,  the Lessee requests that the Financing Parties extend such time periods in accordance with the terms hereof.

         WHEREAS,  the parties  hereto agree to amend the Operative  Agreements  in  accordance  with the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

                                                    AGREEMENT:

         1.       Definitions.  Capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in Appendix A to the Participation Agreement and the Rules of Usage set forth therein shall apply herein.  The applicable terms defined in the Lessee Credit Agreement, including capitalized terms used herein and not otherwise defined herein or in Appendix A to the Participation Agreement, are deemed to be incorporated and continue herein and in the Operative Agreements as of the date hereof and without giving effect to any amendments thereto except in accordance with Section 28.1 of the Lease.

         2.       Extension.  Each reference to "September 14, 2001" is hereby replaced by a reference to
"September 21, 2001" in the following: Section 8.3(v) of the Participation Agreement and the definitions of
Supplemental Security Agreement and Term Loan Agreement.

         3.       Affirmative and Negative Covenants.  The following shall replace Section 8.3(u) to the
Participation Agreement:

                  (u)      The Lessee hereby covenants and agrees that, so long as any Operative Agreement is in effect or any amounts payable under any Operative Agreement shall remain outstanding, and until all of the Commitments and Holder Commitments shall have terminated, the Lessee will not permit any Credit
         Party or Consolidated Subsidiary to (a) use proceeds of any Loan (as defined in the Lessee Credit
         Agreement) to make any payments under the Equity Forward Agreement, including without limitation the refinancing of the Equity Forward Agreement pursuant to the Term Loan Agreement, or for any other purpose other than to fund operations in the ordinary course of Lessee's business, (b) change the amortization or make any prepayment of the 6.92% senior notes due March 30, 2007 issued pursuant to that certain Note Purchase Agreement dated as of March 1, 1997 by and among the Lessee, AllState Life
         Insurance Company and such other institutions party thereto from time to time (the "AllState Notes"),
         (c) have outstanding, in the aggregate, Revolving Exposures of all Lenders (as defined in the Lessee
         Credit Agreement) in an amount in excess of $265,000,000 or (d) with respect to the Term Loan Agreement, change the maturity date thereof, pay or prepay any principal amount outstanding thereunder prior to
         November 24, 2005, permit the interest rate applicable thereunder to exceed LIBOR plus 3.75% per annum, modify any of the covenants, defaults or other provisions thereof so that such provisions would be more restrictive than the Operative Agreements or have outstanding a principal amount in excess of
         $65,000,000.

         Section 8.3(v)(ii) of the Participation Agreement is amended by replacing the text thereof with the following: "execution, delivery of a copy to the Agent and effectiveness of an amendment to the documents evidencing the AllState Notes and a letter of credit, including all documents related thereto, issued in connection with the AllState Notes,".

         4.       Amendments to Definitions.  The definition of "Operative Agreements" in Appendix A to the
Participation Agreement is amended by adding the following immediately after "the Joinder Agreements,": "the
Intercreditor Agreement, the Supplemental Security Agreement, the Collateral Documents (as such term is defined in the Intercreditor Agreement)".

         5.       Additional Definitions.  The following definitions are added to or replace the existing defined term, as applicable, Appendix A to the Participation Agreement in the appropriate alphabetical order:

                  "Intercreditor Agreement" shall mean that certain intercreditor agreement dated on or prior to
         September 21, 2001 by and among the Agent (at the direction of the Majority Secured Parties), the agent to the Lessee Credit Agreement, the Term Loan lender and The Chase Manhattan Bank as the letter of credit bank, as required by each facility, in form and substance acceptable to the Majority Secured
         Parties.

                  "Intercreditor Agreement Event of Default" shall mean an "Event of Default" as defined in the
         Intercreditor Agreement.

                  "Second Amendment" shall mean that certain Second Amendment to Certain Operative Agreements dated as of September 14, 2001 by and among certain of the parties to the Participation Agreement.

                  "Term Loan Agreement Event of Default" shall mean an "Event of Default" as defined in Article
         VIII of the Term Loan Agreement.

         6.       Amendments to the Lease Agreement.  Section 17.1(l) of the Lease is amended by replacing the text with the following:

         Any Lessee Credit Agreement Event of Default, Intercreditor Agreement Event of Default or Term Loan
         Agreement Event of Default shall have occurred and be continuing and shall not have been waived;

         7.       Effect of Agreement.  Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a forbearance or waiver of, or otherwise affect the rights and remedies of any Financing Party under any Operative Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Operative Agreements, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to create a course of dealing or otherwise entitle any Credit Party to a consent, a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in any Operative Agreement in similar or different circumstances in the future.

         8.       Conditions Precedent and Conditions Subsequent.  Notwithstanding anything contained herein to the contrary, this Agreement shall not become effective until (a) completion and delivery to the Agent of each of the following in form and substance acceptable to the Agent: (i) executed counterpart signature pages to this
Agreement from each Credit Party, the Owner Trustee, the Trustee and the Majority Secured Parties (ii) execution, delivery and effectiveness of an amendment dated as of the date hereof among certain of the parties to the Lessee
Credit Agreement and (iii) all additional documentation and information as the Agent or its legal counsel, Moore
& Van Allen, PLLC, may request and (b) all proceedings taken in connection with the transactions contemplated by this Agreement and all documentation and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel, Moore & Van Allen, PLLC.

         9.       Incorporation  of Lessee Credit  Agreement  Amendments.  The Majority  Secured Parties direct the
Agent and the Agent is hereby  deemed to have  delivered  the  consent  required  by  Section  28.1 of the Lease to incorporate the amendments to the Incorporated  Covenants and the Additional  Incorporated Terms as such amendments are set forth in the First  Amendment to the Lessee Credit  Agreement.  The Credit  Parties  acknowledge  that with respect  to the  Incorporated  Representations  and  Warranties,  the  Incorporated  Covenants  and the  Additional
Incorporated  Terms,  references to the  "Borrower"  shall be deemed to be references to the Lessee,  references to the  "Lenders"  shall be deemed to be  references  to the  Lenders and the  Holders,  references  to the  "Required
Lenders"  shall be deemed to be references to the Majority  Secured  Parties and such other similar  changes as are required to effectuate the intent of Section 28.1 of the Lease.

         10.      Representations and Warranties.  The Lessee hereby represents and warrants that (i) the representations and warranties contained in Section 6.2 of the Participation Agreement are true and accurate as of the date hereof as if made on the date hereof, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and accurate as of such earlier date, (ii) no event or condition exists or would result from or continue after the consummation of the transactions contemplated hereby, which constitutes a Default or an Event of Default, (iii) each Operative
Agreement to which any Credit Party is a party remains in full force and effect with respect to it and shall remain in full force and effect after the effectiveness of this Agreement, and (iv) it knows of no event that would or with the passage of time or giving of notice or both could constitute a Casualty, Condemnation or
Environmental Violation.

         11.      Release.  In consideration of entering into this Agreement, each Credit Party (a) represents and warrants to each Financing Party that as of the date hereof there are no Claims or offsets against or defenses or counterclaims to its obligations under the Operative Agreements and furthermore, such Credit Party waives any and all such Claims, offsets, defenses or counterclaims whether known or unknown, arising prior to the date of this Agreement and (b) releases each Financing Party and each of their respective Affiliates,
Subsidiaries, officers, employees, representatives, agents, counsel and directors and each Indemnified Party from any and all actions, causes of action, Claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to this Agreement or any other Operative Agreement, on or prior to the date hereof.

         12.      Continued Effectiveness of Operative Agreements.  Except as modified hereby, all of the terms and conditions of the Operative Agreements are hereby ratified and affirmed and  shall remain in full force and effect.

         13.      Direction to Owner Trustee.  The Agent, the Lenders and the Holders hereby instruct the Owner
Trustee to enter into this Agreement and such other documents necessary to effectuate the intent of this
Agreement.

         14.      Miscellaneous.

                  (a)      Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  (b)      Counterparts.  This  Agreement  may  be  executed  by the  parties  hereto  in  separate counterparts,  each  of  which  when so  executed  and  delivered  shall  be an  original,  but  all  such counterparts shall together constitute but one and the same instrument.

                  (c)      Headings.  The headings of the various articles and sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

                  (d)      Fees and Expenses.  The Lessee agrees to pay all reasonable costs and expenses of the
         Agent in connection with the preparation, execution and delivery of this Agreement, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

                  (e)      Governing Law; Submission to Jurisdiction; Venue.  This Agreement and the rights and obligations of the parties hereunder shall be governed and construed, interpreted and enforced in accordance with the internal laws of the State of North Carolina.  THE PROVISIONS OF THE PARTICIPATION
         AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN,
         MUTATIS MUTANDIS.

                  (f)      Further  Assurances.  The provisions of the Participation  Agreement relating to further assurances are hereby incorporated by reference herein, mutatis mutandis.

                  (g)      Survival of  Representations  and Warranties.  All  representations  and warranties make in this Agreement or any other  Operative  Agreement shall survive the execution and delivery of this Agreement and the other  Operative  Agreements,  and no  investigation  by any  Financing  Party or any closing  shall affect the representations and warranties or the right of the Financing Parties to rely upon them.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

CONSTRUCTION AGENT
AND LESSEE:                                          ACXIOM  CORPORATION,  as  the  Construction  Agent  and as the
                                                     Lessee

                                                     By:   /s/ Dathan A. Gaskill
                                                        -----------------------------------------
                                                     Name:   Dathan A. Gaskill
                                                     Title:  Corporate Finance Leader

GUARANTORS:                                          ACXIOM CDC, INC.

                                                     By:   /s/ Dathan A. Gaskill
                                                        -----------------------------------------
                                                     Name:   Dathan A. Gaskill
                                                     Title:  Vice President, Assistant Treasurer

                                                     ACXIOM/DIRECT MEDIA, INC.

                                                     By:   /s/ Dathan A. Gaskill
                                                        -----------------------------------------
                                                     Name:   Dathan A. Gaskill
                                                     Title:  Vice President, Assistant Treasurer

                                                     ACXIOM RM-TOOLS, INC.

                                                     By:   /s/ Dathan A. Gaskill
                                                        -----------------------------------------
                                                     Name:   Dathan A. Gaskill
                                                     Title:  Vice President, Assistant Treasurer

                                                     ACXIOM/MAY & SPEH, INC.

                                                     By:   /s/ Dathan A. Gaskill
                                                        -----------------------------------------
                                                     Name:   Dathan A. Gaskill
                                                     Title:  Vice President, Assistant Treasurer

OWNER TRUSTEE AND
LESSOR:                                              WELLS FARGO BANK  NORTHWEST,  NATIONAL  ASSOCIATION  (formerly
                                                     First    Security    Bank,    National    Association),    not
                                                     individually,  except as expressly  stated herein,  but solely as the Owner Trustee under the AC Trust 2000-1

                                                     By:  /s/ Val T. Orton
                                                        -----------------------------------------
                                                     Name:   Val T. Orton
                                                     Title:   Vice President

SERIES 2000-B BOND
PURCHASER:                                           WELLS FARGO BANK NEVADA, NATIONAL
                                                     ASSOCIATION  (formally  known as First  Security Trust Company of  Nevada),  not  individually,  except as  expressly  stated
                                                     herein, but solely as the Trustee under the AC Trust 2000-2

                                                     By:  /s/ Val T. Orton
                                                        -----------------------------------------
                                                     Name:   Val T. Orton
                                                     Title:   Vice President

AGENT AND LENDERS:                                   BANK OF AMERICA, N.A., as a Lender and
                                                     as the Agent

                                                     By:   /s/ Michael J. McKenney
                                                        -----------------------------------------
                                                     Name: Michael J. McKenney
                                                     Title:   Managing Director

                                                     ABN-AMRO BANK, N.V.

                                                     By:   /s/ Maria Vickroy-Peralta
                                                        -----------------------------------------
                                                     Name:    Maria Vickroy-Peralta
                                                     Title:   Group Vice President

                                                     By:   /s/ James Anthony Redmond
                                                        -----------------------------------------
                                                     Name:   James Anthony Redmond
                                                     Title:   Assistant Vice President

                                                     THE BANK OF NOVA SCOTIA

                                                     By:   /s/ A.S. Norsworthy
                                                        -----------------------------------------
                                                     Name:      A.S. Norsworthy
                                                     Title:   Sr. Team Leader - Loan Operations

                                                     WACHOVIA BANK, N.A.

                                                     By:  /s/ Karin E. Reel
                                                        -----------------------------------------
                                                     Name:    Karin E. Reel
                                                     Title:   Vice President

                                                     SUNTRUST BANK

                                                     By:   /s/ Bryan W. Ford
                                                        -----------------------------------------
                                                     Name:    Bryan W. Ford
                                                     Title:   Vice President

HOLDERS:                                             BANK OF AMERICA, N.A., as a Holder

                                                     By:   /s/ Michael J. McKenney
                                                        -----------------------------------------
                                                     Name:    Michael J. McKenney
                                                     Title:   Managing Director

                                                     SCOTIABANC INC.

                                                     By:   /s/ W.L. Brown
                                                        -----------------------------------------
                                                     Name:   W.L. Brown
                                                     Title:   Managing Director

                                                     LEASE PLAN NORTH AMERICA, INC.

                                                     By:   /s/ Elizabeth R. McClellan
                                                        -----------------------------------------
                                                     Name:    Elizabeth R. McClellan
                                                     Title:   Vice President

                                                     WACHOVIA BANK, N.A.

                                                     By:   /s/ Karin E. Reel
                                                        -----------------------------------------
                                                     Name:    Karin E. Reel
                                                     Title:   Vice President

                                                     SUNTRUST BANK

                                                     By:   /s/ Bryan W. Ford
                                                        -----------------------------------------
                                                     Name:    Bryan W. Ford
                                                     Title:   Vice President

[Signature Pages End]